Exhibit 10.3.6

APPLE HOMES CORP.            FIRST NATIONAL BANK & TRUST
3633 WHEELER RD SUITE 140    COMPANY                      Loan Number
AUGUSTA, GA  30909           316 WEST HILL STREET         Date
                             THOMSON,  GA  30824          Maturity Date
                                                          Loan Amount $75,000.00
                                                          Renewal of  404296800
BORROWER'S NAME AND ADDRESS     LENDER'S NAME AND ADDRESS
"I" Includes each borrower      "You" means the lender, its successors & assigns
above, joint & severally                                   TAX ID NO. 58-2157634


For value received, I promise to pay to you, or your order, at your address listed above the PRINICPAL sum of Seventy-Five thousand and 00/100 Dollars $ 75,000.00

[ ] Single Advance: I will receive all of this principal sum on_______________. No additional advances are contemplated under this note.

[X] Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On 6/21/1999 I will receive the amount of $30,011.87 and future principal advances are contemplated.
     Conditions: The conditions for future advances are SUBJECT TO THE GUIDELINES IN THE ATTACHED FLOOR PLAN AND SECURITY AGREEMENT EXECUTED APRIL 3, 1996. MONTHLY INTEREST PAYMENTS MUST BE CURRENT

     [X] Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on 06/21/2000.
     [ ] Open End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from 06/21/1999 at the rate of 9.750% per year until ANY CHANGES IN THE PRIME INTEREST RATE.

[X]  Variable Rate: This rate may then change as stated below:
[X]  Index Rate:  The future rate will be 2.00% ABOVE the following  index rate:
     FIRST BANK OF GEORGIA PRIME INTEREST RATE
[ ] No Index: The future index rate will not be subject to any internal or external index. It will be entirely in your control.
[X] Frequency and Timing: The rate on this note may change as often as DAILY. A change in the interest rate will take effect IMMEDIATELY.
[ ] Limitations: During the term of this loan, the applicable annual interest rate will not be more than _____________ % or less than _______________ %. The rate may not change more than ___________% each________________ .
Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

[ ]  The amount of each scheduled payment will change
[X]  The amount of the final payment will change.
[ ]  _____________________________________.

ACCRUAL METHOD: Interest will be calculated on a Actual / 360 basis.

POSTMATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

     [ ] on the same fixed or variable rate basis in effect before maturity (as indicated above)
     [X]  at a rate equal to 16.00% ANNUM.
     [ ] LATE CHARGE: If a payment is more than ____ days after it is due, I agree to pay a late charge of _______________.
     [X] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [ ] are [X] are not included in the principal amount above: $25.00 PER UNIT FLOORED FEE.

PAYMENTS: I agree to pay this note as follows:

[X]  Interest: I agree to pay accrued interest MONTHLY BEGINNING JULY 15, 1999.

                                                        Exhibit 10.3.6. (Page 2)

[X] Principal: I agree to pay the principal AS INVENTORY IS SOLD WITH THE BALANCE TO BE PAID IN FULL ON OR BEFORE JUNE 21, 2000.
[ ] Installments: I agree to pay this note in _________ payments. The first payment will be in the amount of $_________________ and will be due
     _________________.    A    payment    of    $_________    will    be    due
     _____________________ ____________________ thereafter. The final payment of
     the  entire   unpaid   balance  of  principal  and  interest  will  be  due
     _______________.

[ ] If checked, and this loan is secured by a first lien on real estate, then any accrued interest not paid when due (whether due by reason of a schedule of payments or due because of lenders demand) will become part of the principal thereafter, and will near interest at the interest rate in effect from time to time as provided for in this agreement.

ADDITIONAL TERMS:
SUBJECT TO A FLOOR PLAN AND SECURITY AGREEMENT DATED APRIL 3, 1996, DESCRIBING COLLATERAL AS BEING ALL USED MOBILE HOMES HELD FOR SALE AND ACQUIRED FROM MANUFACTURERS, DISTRIBUTORS AND SELLERS, BY WAY OR REPLACEMENT, SUBSTITUTION, ADDITION OR OTHERWISE AND ALL ADDITIONS AND ACCESSIONS THERETO AND ALL PROCEEDS OF SUCH MOBILE HOMES, INCUDING INSURANCE PROCEEDS.

THIS NOTE IS ALSO GUARANTEED BY E. SAMUEL EVANS, INDIVIDUALLY AND HARDY A. LANIRE, INDIVIDUALLY.

[X] SECURITY: This note is separately secured by (describe separate document by type and date):
FLOOR PLAN AND SECURITY AGREEMENT DATED APRIL 3, 1996.

This section if for your internal use. Failure to list a separate document does not mean the agreement will not secure this note.)



PURPOSE:  The purpose of this loan is RENEW  #404296800 ORIG BUSINESS LOC (FLOOR
PLAN). SIGNATURES AND SEALS: IN WITNESS WHEREOF, I HAVE SIGNED MY NAME AND AFFIXED MY SEAL ON THIS 21st DAY OF June 1999. BY DOING SO, I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I HAVE RECEIVED A COPY ON TODAY'S DATE.

                                     EVANS-LANIER INC DBA APPLE  HMS  58-2157634

Signature for Lender                 /s/ Danny Taylor                     (Seal)
--------------------                 ----------------                     ------
                                     DANNY TAYLOR, SECRETARY


/s/ Heyward Horton, Jr                                                    (Seal)
----------------------                                                    ------
HEYWARD HORTON, JR /clm


                                     _____________________________________(Seal)

                                     _____________________________________(Seal)